                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR/A


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05898

Morgan Stanley Prime Income Trust
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
     (Address of principal executive offices)                         (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: September 30, 2004

Date of reporting period: September 30, 2004

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Prime Income Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.

This material must be preceded or accompanied by a prospectus for the fund being offered. Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust.

FUND REPORT

FOR THE YEAR ENDED SEPTEMBER 30, 2004

MARKET CONDITIONS

The senior loan market experienced strong fundamentals during this 12-month review period: growth in gross domestic product (GDP), low inflation, improving corporate profitability, strengthening company balance sheets and declining defaults. Early in the period, investors responded by pouring money into the high-yield market. Much of this increased liquidity was used by companies to refinance their senior loans, in turn driving up secondary market values for those senior loans that remained outstanding. The ample liquidity in the loan market -- the product of these refinancings -- also resulted in spread compression (the difference between rates on senior loans and short-term lending rates); spreads reached near-historic lows by the end of the period, enabling more companies to access the senior loan market on very favorable terms.

During the second half of the period, the high-yield market weakened with the prospect of rising interest rates. At the same time, however, individual and institutional investors, recognizing the defensive characteristics of the asset class in a rising-rate environment, increased their demand for senior loans and inflows rose.

This ongoing demand for senior loans resulted in a record amount of new issuance during the period. A number of these companies had not previously had bank loan facilities and their presence was indicative of the broad-based interest in these securities. The strong loan demand also allowed existing issuers to return to market to negotiate more favorable terms. This was a key factor in the ongoing decline in yield spreads over the course of the review period.

PERFORMANCE ANALYSIS

For the 12-month period ended September 30, 2004, Morgan Stanley Prime Income Trust returned 9.65 percent. The Trust's net asset value (NAV) increased from $8.59 to $9.02 per share during this period. Comparatively, for the same 12-month period the Lipper Loan Participation Funds Average returned 7.84 percent.*

Defaulted loans totaled 5.3 percent of the portfolio at September 30, 2004, versus 3.6 percent for the market as a whole. Although these defaults are higher than the market average, companies that continue to pay interest while operating under bankruptcy court protection represent 89 percent of the excess, and thus the Trust's yield is unaffected.

The Trust's performance was boosted by a number of sector exposures that outperformed the rest of the market. The Trust's portfolio entered this period with concentrations in the cable, wireless and chemicals sectors, all of which went on to gain strongly. Conversely, the Trust's performance was hampered by some key issues that were re-priced by issuers seeking to take advantage of declining yields in the market. While these loans did not represent credit problems, their downward pricing movements did have an impact on the Trust's aggregate performance.

* THE LIPPER LOAN PARTICIPATION FUNDS AVERAGE TRACKS THE PERFORMANCE OF ALL FUNDS IN THE LIPPER LOAN PARTICIPATION CLOSED-END FUNDS CLASSIFICATION. THE AVERAGE, WHICH IS ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

THERE IS NO GUARANTEE THAT ANY SECURITIES MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE TRUST IN THE FUTURE.

   PORTFOLIO COMPOSITION

   Senior Loans                                90.7%
   Common Stocks                                5.3
   Short-Term                                   4.0

DATA AS OF SEPTEMBER 30, 2004. SUBJECT TO CHANGE DAILY. ALL PERCENTAGES FOR PORTFOLIO COMPOSITION ARE AS A PERCENTAGE OF TOTAL INVESTMENTS. PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL THE SECURITIES MENTIONED. MORGAN STANLEY IS A FULL-SERVICE SECURITIES FIRM ENGAGED IN SECURITIES TRADING AND BROKERAGE ACTIVITIES, INVESTMENT BANKING, RESEARCH AND ANALYSIS, FINANCING AND FINANCIAL ADVISORY SERVICES.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY FUND PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE FUND'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO FUND SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, www.morganstanley.com. EACH MORGAN STANLEY FUND ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FUND'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, http://www.sec.gov. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (publicinfo@sec.gov) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102. YOU MAY OBTAIN COPIES OF A FUND'S FISCAL QUARTER FILINGS BY CONTACTING MORGAN STANLEY CLIENT RELATIONS AT (800) 869-NEWS.

PROXY VOTING POLICIES AND PROCEDURES

A DESCRIPTION OF (1) THE FUND'S POLICIES AND PROCEDURES WITH RESPECT TO THE VOTING OF PROXIES RELATING TO THE FUND'S PORTFOLIO SECURITIES AND (2) HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED SEPTEMBER 30, 2004, IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING (800) 869-NEWS OR BY VISITING THE MUTUAL FUND CENTER ON OUR WEB SITE AT www.morganstanley.com. THIS INFORMATION IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.

ANNUAL HOUSEHOLDING NOTICE

TO REDUCE PRINTING AND MAILING COSTS, THE FUND ATTEMPTS TO ELIMINATE DUPLICATE MAILINGS TO THE SAME ADDRESS. THE FUND DELIVERS A SINGLE COPY OF CERTAIN SHAREHOLDER DOCUMENTS, INCLUDING SHAREHOLDER REPORTS, PROSPECTUSES AND PROXY MATERIALS, TO INVESTORS WITH THE SAME LAST NAME WHO RESIDE AT THE SAME ADDRESS. YOUR PARTICIPATION IN THIS PROGRAM WILL CONTINUE FOR AN UNLIMITED PERIOD OF TIME UNLESS YOU INSTRUCT US OTHERWISE. YOU CAN REQUEST MULTIPLE COPIES OF THESE DOCUMENTS BY CALLING (800) 350-6414, 8:00 A.M. TO 8:00 P.M., ET. ONCE OUR CUSTOMER SERVICE CENTER HAS RECEIVED YOUR INSTRUCTIONS, WE WILL BEGIN SENDING INDIVIDUAL COPIES FOR EACH ACCOUNT WITHIN 30 DAYS.

MORGAN STANLEY PRIME INCOME TRUST

PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2004

  PRINCIPAL
  AMOUNT IN                                                                         COUPON         MATURITY
  THOUSANDS                                                                          RATE            DATE           VALUE
------------------------------------------------------------------------------------------------------------------------------
                 SENIOR COLLATERALIZED TERM LOANS (a) (88.4%)
                 AEROSPACE & DEFENSE (1.4%)
$        3,980   ARINC, Inc.                                                             4.12%     03/10/11    $     4,039,700
         1,990   CACI International, Inc.                                         3.21 - 3.45      05/03/11          2,003,054
         2,000   Ceradyne, Inc.                                                  3.75 - 3.938      08/18/11          2,023,760
         1,985   ILC Industries, Inc.                                                    4.90      08/05/10          2,019,738
         5,459   Transdigm, Inc.                                                        3.936      07/22/10          5,535,570
                                                                                                               ---------------
                                                                                                                    15,621,822
                                                                                                               ---------------
                 AUTO PARTS: I.E.. (1.2%)
         4,611   Amcan Consolidated Technologies Corp. (Canada)                          6.00      03/28/07          3,942,184
         9,985   Federal-Mogul Corp. (Revolver) (f)                                      3.59      02/24/04          9,145,673
                                                                                                               ---------------
                                                                                                                    13,087,857
                                                                                                               ---------------
                 AUTOMOTIVE AFTERMARKET (1.9%)
         8,000   Goodyear Tire & Rubber Co. (The)                                        5.69      03/31/06          8,118,720
         7,940   Metokote Corp.                                                   4.96 - 5.09      08/13/10          8,054,177
         4,852   Safelite Glass Corp.                                             5.50 - 6.00      09/30/07          4,561,385
                                                                                                               ---------------
                                                                                                                    20,734,282
                                                                                                               ---------------
                 BROADCAST/MEDIA (0.8%)
         2,000   NEP Supershooters, LP                                                   5.70      02/03/11          2,021,880
         6,500   Susquehanna Media Co.                                            3.84 - 4.07      03/31/12          6,581,250
                                                                                                               ---------------
                                                                                                                     8,603,130
                                                                                                               ---------------
                 BUILDING PRODUCTS (0.3%)
         3,750   Interline Brands, Inc.                                          5.34 - 5.475      11/30/09          3,775,800
                                                                                                               ---------------
                 CABLE/SATELLITE TV (6.9%)
         1,990   Cebridge Connections, Inc.                                      4.829 - 7.00      02/23/09          1,999,950
         4,000   Century Cable Holdings, LLC                                             6.75      06/30/09          3,954,640
        25,000   Century Cable Holdings, LLC                                             6.75      12/31/09         24,619,750
        12,000   Charter Communications Operating, LLC                                   4.67      04/27/10         11,800,560
        12,967   Charter Communications Operating, LLC                                   4.92      04/27/11         12,879,580
         6,656   DirecTV Holdings, LLC                                            3.88 - 4.07      03/06/10          6,701,415
         1,985   Insight Midwest Holdings, LLC                                           4.75      12/31/09          2,012,850
         5,000   Olympus Cable Holdings, LLC                                             6.00      06/30/10          4,916,950
         8,000   Olympus Cable Holdings, LLC                                             6.75      09/30/10          7,890,000
                                                                                                               ---------------
                                                                                                                    76,775,695
                                                                                                               ---------------
                 CASINO/GAMING (3.9%)
        11,612   Alliance Gaming Corp.                                                  3.538      09/04/09         11,766,468
         1,950   Global Cash Access, LLC                                                 4.59      03/10/10          1,978,041
         7,788   Mandalay Resort Group                                                  5.475      06/30/08          7,797,959

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                         COUPON         MATURITY
  THOUSANDS                                                                          RATE            DATE           VALUE
------------------------------------------------------------------------------------------------------------------------------
$        3,495   Opbiz (Planet Hollywood)                                                4.80%     08/31/10    $     3,416,841
             8   Opbiz (Planet Hollywood) (c)(d)                                         5.80      08/31/10              7,941
         2,671   Penn National Gaming, Inc.                                       4.34 - 4.48      09/01/07          2,713,960
         5,000   Ruffin Gaming, LLC                                                     4.875      07/14/07          5,037,500
        10,364   Venetian Casino Resort, LLC                                             4.29      06/15/11         10,525,516
                                                                                                               ---------------
                                                                                                                    43,244,226
                                                                                                               ---------------
                 CELLULAR TELEPHONE (0.2%)
         2,000   AAT Communications Corp.                                         4.40 - 4.53      01/16/12          2,027,500
                                                                                                               ---------------
                 CHEMICALS: MAJOR DIVERSIFIED (1.8%)
         2,070   BCP Crystal Holdings Ltd.                                               4.48      04/06/11          2,105,331
        10,373   Huntsman Company, LLC                                         5.813 - 11.625      03/31/07         10,405,804
         8,000   Kosa B.V. (Netherlands)                                                4.563      04/29/11          8,112,480
                                                                                                               ---------------
                                                                                                                    20,623,615
                                                                                                               ---------------
                 CHEMICALS: SPECIALTY (4.6%)
         5,000   Brenntag AG (Germany)                                                   4.73      02/27/12          5,087,500
         1,990   Hercules, Inc.                                                 3.475 - 3.725      10/08/10          2,007,413
        19,000   Huntsman International, LLC                                             5.06      12/31/10         19,289,750
         7,960   ISP Chemco, Inc.                                               3.188 - 3.813      03/27/11          8,049,550
         6,654   Kraton Polymers, LLC                                           4.375 - 4.625      12/23/10          6,691,539
         5,063   Nalco Company                                                    4.33 - 6.25      11/04/10          5,129,114
         5,000   Rockwood Specialties Group, Inc.                                        4.21      07/30/12          5,039,450
                                                                                                               ---------------
                                                                                                                    51,294,316
                                                                                                               ---------------
                 CONSTRUCTION MATERIALS (0.6%)
         4,975   Builders Firstsource, Inc.                                              4.59      02/25/10          5,012,313
         2,000   Nortek, Inc.                                                     4.62 - 6.25      08/27/11          2,025,840
                                                                                                               ---------------
                                                                                                                     7,038,153
                                                                                                               ---------------
                 CONSUMER SUNDRIES (1.5%)
         1,629   Aero Products International, Inc.                                5.83 - 6.67      12/19/08          1,504,563
           997   American Safety Razor Co.                                        4.84 - 5.02      04/29/11          1,009,969
         2,500   Amscan Holdings, Inc.                                            4.35 - 6.50      04/30/12          2,523,450
         3,449   Jostens, Inc.                                                           4.15      07/29/10          3,481,273
         2,985   Prestige Brands, Inc.                                           4.075 - 6.50      04/06/11          3,004,910
         3,697   Rayovac Corp.                                                    4.10 - 4.33      09/30/09          3,755,430
         1,462   World Kitchen, Inc.                                                     5.50      03/31/08          1,416,776
                                                                                                               ---------------
                                                                                                                    16,696,371
                                                                                                               ---------------
                 CONSUMER/BUSINESS SERVICES (0.8%)
         2,178   Alderwoods Group, Inc.                                           4.42 - 6.50      08/19/10          2,211,402
         6,948   Buhrmann US, Inc.                                                       4.32      12/31/10          7,043,117
                                                                                                               ---------------
                                                                                                                     9,254,519
                                                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                         COUPON         MATURITY
  THOUSANDS                                                                          RATE            DATE           VALUE
------------------------------------------------------------------------------------------------------------------------------
                 CONTAINERS/PACKAGING (4.5%)
$        1,995   Consolidated Container Holdings, LLC                           4.938 - 5.125%     12/15/08    $     2,021,174
        12,850   Graphic Packaging International Corp.                                   4.35      08/09/10         12,949,588
         6,820   Impress Metal Packaging Holdings B.V.(Netherlands)                     5.122      12/31/06          6,836,994
           998   Kranson Industries, Inc.                                                4.73      07/30/11          1,004,981
         1,106   Nexpak Corp.                                                            8.00      11/26/04          1,107,532
         8,991   Nexpak Corp. (c)                                               7.625 - 7.875      12/31/04          1,798,215
           623   Nexpak Corp. (Revolver)                                                 8.00      11/26/04            623,000
         3,304   Owens Illinois General, Inc.                                            4.73      04/01/07          3,350,807
        10,000   Owens Illinois General, Inc.                                            4.86      04/01/08         10,141,880
         2,190   Owens Illinois General, Inc. (France)                                   4.87      04/01/08          2,221,975
         3,980   Solo Cup Co.                                                    4.21 - 4.475      02/27/11          4,019,800
         4,283   United Components, Inc.                                                 4.17      06/30/10          4,344,928
                                                                                                               ---------------
                                                                                                                    50,420,874
                                                                                                               ---------------
                 DIVERSIFIED MANUFACTURING (0.8%)
         2,821   Amsted Industries, Inc.                                          5.71 - 5.98      10/15/10          2,856,590
         2,836   Juno Lighting, Inc.                                              4.34 - 4.62      11/21/10          2,878,909
         2,826   Werner Holding Co.                                               5.15 - 5.34      06/11/09          2,778,976
                                                                                                               ---------------
                                                                                                                     8,514,475
                                                                                                               ---------------
                 DRUGSTORE CHAINS (0.5%)
         5,000   Jean Coutu Group (Canada)                                              4.125      07/30/11          5,069,300
                                                                                                               ---------------
                 EDUCATION (0.1%)
         1,402   Educate Operating Co.                                                  4.975      03/31/11          1,418,418
                                                                                                               ---------------
                 ELECTRIC UTILITIES (0.5%)
         5,000   Mission Energy Holdings International, Inc.                             7.00      12/11/06          5,025,000
                                                                                                               ---------------
                 ELECTRONIC COMPONENTS (0.3%)
         2,759   Knowles Electronics, Inc.                                              6.188      08/29/07          2,786,883
                                                                                                               ---------------
                 ENGINEERING & CONSTRUCTION (0.3%)
         3,317   United Rentals, Inc.                                             4.03 - 4.09      02/14/11          3,334,908
                                                                                                               ---------------
                 ENTERTAINMENT & LEISURE (0.6%)
         3,980   WMG Acquisition Corp.                                          4.025 - 4.531      02/01/11          4,040,058
         1,714   Yankees Global Enterprises                                      4.15 - 4.441      06/25/07          1,735,714
           786   Yankees Holdings, LP                                           4.194 - 4.486      06/25/07            795,536
                                                                                                               ---------------
                                                                                                                     6,571,308
                                                                                                               ---------------
                 ENVIRONMENTAL SERVICES (3.7%)
        10,144   Allied Waste North America, Inc.                                 4.10 - 4.63      01/15/10         10,307,460
         7,826   Duratek, Inc.                                                  5.938 - 6.125      12/16/09          7,823,661
         7,106   Environmental Systems Products Holdings, Inc.                    5.18 - 5.34      12/12/08          7,154,704

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                         COUPON         MATURITY
  THOUSANDS                                                                          RATE            DATE           VALUE
------------------------------------------------------------------------------------------------------------------------------
$        2,970   IESI Corp.                                                       4.58 - 5.75%     09/30/10    $     3,016,392
        13,045   Laidlaw International, Inc.                                             5.59      06/19/09         13,263,009
                                                                                                               ---------------
                                                                                                                    41,565,226
                                                                                                               ---------------
                 FINANCE - COMMERCIAL (0.3%)
         3,387   Outsourcing Solutions, Inc.                                             6.70      12/09/08          3,328,094
             7   Outsourcing Solutions, Inc. (Revolver)                                  8.25      12/09/08              6,989
                                                                                                               ---------------
                                                                                                                     3,335,083
                                                                                                               ---------------
                 FINANCE/RENTAL/LEASING (0.5%)
         6,000   Refco Finance Holdings, LLC                                            4.561      08/05/11          6,000,000
                                                                                                               ---------------
                 FINANCIAL PUBLISHING/SERVICES (0.7%)
         7,000   Merrill Communications, LLC                                     4.34 - 4.475      07/30/09          7,078,750
           998   Verifone Intermediate Holdings, Inc.                                    4.18      06/30/11          1,009,350
                                                                                                               ---------------
                                                                                                                     8,088,100
                                                                                                               ---------------
                 FINANCIAL SERVICES (0.7%)
         2,494   Coinstar, Inc.                                                          3.84      07/07/11          2,535,845
         4,988   Transfirst Holdings, Inc.                                               5.70      03/31/10          5,031,141
                                                                                                               ---------------
                                                                                                                     7,566,986
                                                                                                               ---------------
                 FOOD DISTRIBUTORS (0.4%)
         4,000   Acosta Sales Co, Inc.                                           4.408 - 4.63      08/10/10          4,035,000
                                                                                                               ---------------
                 FOOD RETAIL (0.4%)
         4,975   Luigino's, Inc.                                                4.813 - 4.875      04/02/11          5,012,313
                                                                                                               ---------------
                 FOOD: MAJOR DIVERSIFIED (1.3%)
         6,895   Burns Philp, Inc.                                                       5.09      02/20/09          6,998,315
         4,475   Dole Food Co.                                                   3.938 - 6.00      09/28/08          4,540,748
         2,977   Michael Foods, Inc.                                             3.714 - 3.99      11/21/10          3,012,873
                                                                                                               ---------------
                                                                                                                    14,551,936
                                                                                                               ---------------
                 FOODS & BEVERAGES (4.1%)
         3,790   Atkins Nutritionals, Inc.                                               5.23      10/29/09          3,363,625
         5,940   B&G Foods, Inc.                                                  4.94 - 7.00      08/31/09          5,974,630
         7,452   Birds Eye Foods, Inc.                                            4.46 - 4.59      06/30/08          7,554,585
         2,550   Del Monte Corp.                                                  3.93 - 4.09      12/20/10          2,591,722
         4,838   DS Waters Enterprises, LP                                        4.62 - 4.92      11/07/09          4,660,931
         2,993   Pierre Foods, Inc.                                               4.30 - 4.48      06/30/10          3,018,056
        16,915   Pinnacle Foods Holding Corp.                                     4.20 - 4.26      11/25/10         17,063,006
         2,000   Sunny Delight Beverage Co.                                              5.98      08/20/10          2,025,000
                                                                                                               ---------------
                                                                                                                    46,251,555
                                                                                                               ---------------
                 HEALTHCARE (1.4%)
         4,000   Ardent Health Services, Inc.                                        3.92          08/12/11          4,017,520

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                         COUPON         MATURITY
  THOUSANDS                                                                          RATE            DATE           VALUE
------------------------------------------------------------------------------------------------------------------------------
$        4,945   Concentra Operating Corp.                                               4.26%     06/30/09    $     5,015,178
         1,990   Multiplan, Inc.                                                         4.73      03/04/09          2,009,900
         1,995   Sterigenics International, Inc.                                         4.86      06/14/11          2,019,938
         2,746   VWR International, Inc.                                                 4.34      04/07/11          2,792,627
                                                                                                               ---------------
                                                                                                                    15,855,163
                                                                                                               ---------------
                 HOME FURNISHINGS (0.5%)
         2,000   Holmes Group, Inc.                                              4.961 - 7.00      11/08/10          2,000,000
         3,703   Tempur-Pedic, Inc.                                                     4.225      06/30/09          3,726,269
                                                                                                               ---------------
                                                                                                                     5,726,269
                                                                                                               ---------------
                 HOSPITAL/NURSING MANAGEMENT (0.7%)
         2,000   CHS/Community Health Systems, Inc.                                      3.54      08/19/11          2,004,280
         5,916   Triad Hospitals, Inc.                                                   4.09      09/30/08          6,004,811
                                                                                                               ---------------
                                                                                                                     8,009,091
                                                                                                               ---------------
                 HOTELS/RESORTS/CRUISELINES (1.6%)
         4,000   Boca Resorts Hotel Corp.                                               4.125      07/22/09          4,000,000
         9,169   Wyndham International, Inc.                                             6.50      06/30/06          9,121,410
         4,935   Wyndham International, Inc.                                             7.50      04/01/06          4,927,901
                                                                                                               ---------------
                                                                                                                    18,049,311
                                                                                                               ---------------
                 INDUSTRIAL MACHINERY (1.0%)
         2,059   Formica Corp.                                                   6.871 - 8.25      06/10/10          2,068,748
           569   Formica Corp. (Canada)                                          6.871 - 8.25      06/10/10            571,532
         1,390   Formica Corp. (Spain)                                           6.871 - 8.25      06/10/10          1,396,965
           711   Formica Corp. (United Kingdom)                                  6.871 - 8.25      06/10/10            714,415
         3,780   Mueller Group, Inc.                                              4.43 - 4.59      04/23/11          3,810,509
         2,569   Sensus Metering Systems, Inc.                                  4.891 - 4.921      12/17/10          2,601,685
           385   Sensus Metering Systems, Inc. (Luxembourg)                     4.891 - 4.921      12/17/10            390,253
                                                                                                               ---------------
                                                                                                                    11,554,107
                                                                                                               ---------------
                 INDUSTRIAL SPECIALTIES (2.0%)
         7,612   Jet Plastica Industries, Inc.                                          6.563      02/28/05          7,231,140
         2,164   Jet Plastica Industries, Inc. (Revolver)                               6.563      02/28/05          2,055,997
         1,867   National Waterworks, Inc.                                               4.73      11/22/09          1,896,515
         6,464   Panolam Industries International, Inc. and
                   Panolam Industries, Ltd. (Canada)                                    6.125      11/24/06          6,484,350
         4,468   Unifrax Corp.                                                          5.375      05/19/10          4,534,875
                                                                                                               ---------------
                                                                                                                    22,202,877
                                                                                                               ---------------
                 LIFE/HEALTH INSURANCE (1.4%)
         2,993   Alliant Resources Group, Inc.                                   4.688 - 5.15      08/31/11          2,996,241
         2,874   CCC Information Services                                                4.84      08/20/10          2,895,747
         9,975   Conseco, Inc.                                                          5.333      06/02/10         10,151,657
                                                                                                               ---------------
                                                                                                                    16,043,645
                                                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                         COUPON         MATURITY
  THOUSANDS                                                                          RATE            DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
                 MEDICAL SPECIALTIES (0.6%)
$        2,919   Colgate Medical, Ltd. (United Kingdom)                           4.21 - 4.23%     12/30/08    $     2,941,213
         3,427   CONMED Corp.                                                    4.083 - 6.00      12/15/09          3,466,236
                                                                                                               ---------------
                                                                                                                     6,407,449
                                                                                                               ---------------
                 MEDICAL/NURSING SERVICES (0.4%)
         4,804   Ameripath, Inc.                                                        4.833      03/27/10          4,840,478
                                                                                                               ---------------
                 MISCELLANEOUS COMMERCIAL SERVICES (0.2%)
         1,802   Central Parking Corp.                                           4.34 - 4.475      03/31/10          1,825,642
                                                                                                               ---------------
                 MOVIES/ENTERTAINMENT (1.6%)
         8,000   Metro-Goldwyn Mayer, Inc.                                               4.48      04/30/11          8,032,000
         9,648   Regal Cinemas Corp.                                                    4.225      11/10/10          9,768,326
                                                                                                               ---------------
                                                                                                                    17,800,326
                                                                                                               ---------------
                 OIL & GAS PIPELINES (1.1%)
         6,500   La Grange Acquisition, LP                                               4.84      01/18/08          6,595,485
         5,985   Transwestern Pipeline Company                                           3.88      04/30/09          6,029,888
                                                                                                               ---------------
                                                                                                                    12,625,373
                                                                                                               ---------------
                 OIL REFINING/MARKETING (0.8%)
         4,916   Getty Petroleum Marketing, Inc.                                         5.23      05/19/10          4,996,563
         1,995   Lyondell-Citgo Refining, LP                                      3.59 - 3.87      05/21/07          2,009,962
         1,463   Tesoro Petroleum Corp.                                                  7.26      04/15/08          1,507,750
                                                                                                               ---------------
                                                                                                                     8,514,275
                                                                                                               ---------------
                 OTHER METALS/MINERALS (1.3%)
         7,251   CII Carbon, Inc.                                                        4.41      06/25/08          7,106,694
         2,000   Foundation PA Coal Co.                                                  3.68      07/30/11          2,023,500
         4,821   IMC Global, Inc.                                                5.75 - 5.875      11/17/06          4,844,390
                                                                                                               ---------------
                                                                                                                    13,974,584
                                                                                                               ---------------
                 PHARMACEUTICALS: OTHER (0.9%)
         9,666   MCC Merger Sub Corp.                                                    6.95      09/30/08          9,714,339
                                                                                                               ---------------
                 PRINTING/PUBLISHING (0.6%)
         4,482   Day International Group, Inc.                                    5.34 - 5.48      09/16/09          4,524,196
         1,975   Vutek, Inc.                                                             7.25      06/25/10          1,960,188
                                                                                                               ---------------
                                                                                                                     6,484,384
                                                                                                               ---------------
                 PUBLISHING: BOOKS/MAGAZINES (4.8%)
           952   Advanstar Communications, Inc.                                          6.34      10/11/07            958,533
         8,066   American Media Operations, Inc.                                 4.375 - 4.75      04/01/07          8,194,732
         5,000   Cygnus Business Media, Inc.                                             6.42      07/13/09          4,987,500
         5,839   F&W Publications, Inc.                                                  5.45      12/31/09          5,906,297
         4,988   Network Communications, Inc.                                     5.73 - 5.90      06/30/11          5,046,751
         4,463   Primedia, Inc.                                                         4.625      06/30/09          4,316,889

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                         COUPON         MATURITY
  THOUSANDS                                                                          RATE            DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
$        8,978   R.H. Donnelley, Inc.                                             3.92 - 4.23%     06/30/11    $     9,103,275
         2,831   Transwestern Publishing Company, LLC                            3.938 - 5.75      02/25/11          2,853,937
         1,840   Transwestern Publishing Company, LLC                                   4.563      06/24/11          1,857,535
        10,439   Ziff Davis Media, Inc.                                                  6.48      03/31/07         10,382,607
                                                                                                               ---------------
                                                                                                                    53,608,056
                                                                                                               ---------------
                 PUBLISHING: NEWSPAPERS (0.9%)
         8,284   CanWest Media, Inc. (Canada)                                           4.065      08/15/09          8,392,191
         1,496   Herald Media, Inc.                                                      4.45      07/22/11          1,515,864
                                                                                                               ---------------
                                                                                                                     9,908,055
                                                                                                               ---------------
                 REAL ESTATE - INDUSTRIAL/OFFICE (0.2%)
         1,871   Corrections Corp. of America                                     3.91 - 4.13      03/31/08          1,903,812
                                                                                                               ---------------
                 REAL ESTATE DEVELOPMENT (0.4%)
         5,000   Landsource Communities Development, LLC                                4.375      03/31/10          5,078,100
                                                                                                               ---------------
                 RECREATIONAL PRODUCTS (0.4%)
         2,487   Pure Fishing, Inc.                                               4.59 - 4.98      09/30/10          2,521,703
         1,959   True Temper Sports, Inc.                                         4.21 - 6.25      03/15/11          1,939,050
                                                                                                               ---------------
                                                                                                                     4,460,753
                                                                                                               ---------------
                 RESTAURANTS (0.1%)
         1,500   Denny's, Inc.                                                           5.07      09/30/09          1,525,785
                                                                                                               ---------------
                 RETAIL - SPECIALTY (3.3%)
         2,437   Alimentation Couche-Tard, Inc. (Canada)                         3.563 - 5.50      12/17/10          2,460,590
         1,975   Central Garden & Pet Co.                                                4.09      05/14/09          1,998,463
         8,932   General Nutritional Centers, Inc.                                4.84 - 4.93      12/05/09          9,032,991
         3,937   Home Interiors & Gifts, Inc.                                     6.23 - 6.42      03/31/11          3,793,781
         2,070   NBTY, Inc.                                                              3.75      03/15/07          2,089,698
         2,985   Nebraska Book Co.                                                4.48 - 4.67      03/04/11          3,026,044
         9,648   Pantry, Inc. (The)                                                      4.09      03/12/11          9,720,185
         4,778   TravelCenters of America, Inc.                                   4.53 - 7.00      11/14/08          4,841,204
                                                                                                               ---------------
                                                                                                                    36,962,956
                                                                                                               ---------------
                 SEMICONDUCTORS (1.4%)
         8,262   On Semiconductor Corp.                                                  4.75      08/04/09          8,282,862
         6,944   Viasystems, Inc.                                                        7.15      09/30/08          7,010,961
                                                                                                               ---------------
                                                                                                                    15,293,823
                                                                                                               ---------------
                 SERVICES TO THE HEALTH INDUSTRY (1.3%)
         2,129   Alliance Imaging, Inc.                                          4.063 - 4.50      06/10/08          2,123,290
         3,157   FHC Health Systems, Inc.                                         7.79 - 9.79      12/18/09          3,200,554
         2,910   Insight Health Services Acquisition Corp.                              5.475      10/17/08          2,931,790
         2,000   Insight Health Services Acquisition Corp.                              5.725      10/17/08          1,995,000
         4,000   MC Communications, LLC                                           6.17 - 6.44      12/31/10          3,980,000
                                                                                                               ---------------
                                                                                                                    14,230,634
                                                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                         COUPON         MATURITY
  THOUSANDS                                                                          RATE            DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------
                 SPECIALTY INSURANCE (0.1%)
$          978   Mitchell International, Inc.                                            4.98%     08/15/11    $       985,750
                                                                                                               ---------------
                 SPECIALTY TELECOMMUNICATIONS (0.5%)
         5,100   Syniverse Holdings, LLC                                          4.79 - 4.98      09/30/10          5,173,334
                                                                                                               ---------------
                 TELECOMMUNICATION EQUIPMENT (0.0%)
         1,155   Channel Master, Inc. (c)                                                9.50      11/15/04            323,331
            64   Channel Master, Inc. (Revolver) (c)                                     9.50      11/15/04             17,947
                                                                                                               ---------------
                                                                                                                       341,278
                                                                                                               ---------------
                 TELECOMMUNICATIONS (1.9%)
         2,000   360Networks Holdings, Inc.                                              6.65      11/12/07          1,820,000
         2,336   Davel Financing Co., LLC (b)(c)(d)                                     10.00      12/31/05            518,356
         8,005   FairPoint Communications, Inc.                                         6.375      03/31/07          8,044,946
         7,585   KMC Telecom, Inc.                                                       7.48      07/25/10          4,114,955
         4,102   McLeod USA, Inc.                                                        6.42      05/30/08          1,946,636
         5,000   WILTEL Communications, LLC                                              7.25      06/30/10          5,006,250
                                                                                                               ---------------
                                                                                                                    21,451,143
                                                                                                               ---------------
                 TEXTILES (0.5%)
         5,985   Polymer Group, Inc.                                                     5.21      04/27/10          6,031,144
                                                                                                               ---------------
                 TRANSPORTATION (2.5%)
         1,995   Horizon Lines, LLC                                                      4.73      07/07/11          2,026,162
         3,313   Pacer International, Inc.                                      4.063 - 4.438      06/10/10          3,361,377
        11,139   Quality Distribution, Inc.                                       4.60 - 4.84      11/13/09         10,804,578
         9,765   Sirva Worldwide, Inc.                                                   4.19      12/01/10          9,850,147
         1,450   Transport Industries, LP                                                6.00      06/13/10          1,452,476
                                                                                                               ---------------
                                                                                                                    27,494,740
                                                                                                               ---------------
                 UTILITIES (1.6%)
         9,950   Allegheny Energy Supply Co., LLC                                 4.39 - 4.94      03/08/11         10,096,826
         7,823   Pike Electric, Inc.                                                    3.938      07/01/12          7,964,928
                                                                                                               ---------------
                                                                                                                    18,061,754
                                                                                                               ---------------
                 WIRELESS TELECOMMUNICATIONS (6.8%)
         9,937   Centennial Cellular Operating Co.                               4.338 - 4.92      02/09/11         10,025,248
         4,950   Dobson Cellular Systems, Inc.                                    5.17 - 5.36      03/31/10          4,924,656
         9,750   Microcell Solutions, Inc. (Canada)                                     5.975      03/17/11          9,802,845
        25,847   Nextel Finance Co.                                                     4.188      12/15/10         26,003,175
        19,000   Nextel Partners Operating Corp.                                        4.313      05/31/11         19,275,120
         5,985   Western Wireless Corp.                                           4.60 - 4.84      05/31/11          6,075,853
                                                                                                               ---------------
                                                                                                                    76,106,897
                                                                                                               ---------------
                 TOTAL SENIOR COLLATERALIZED TERM LOANS
                   (COST $994,734,903)                                                                             986,569,978
                                                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  NUMBER OF
   SHARES                                                                                                          VALUE
------------------------------------------------------------------------------------------------------------------------------
                 COMMON STOCKS (e) (5.2%)
                 AUTOMOTIVE AFTERMARKET (0.0%)
       100,632   Safelite Glass Corp. (b)                                                                      $       162,018
         6,793   Safelite Realty Corp. (b)                                                                                   0
                                                                                                               ---------------
                                                                                                                       162,018
                                                                                                               ---------------
                 CASINO/GAMING (0.0%)
             1   Opbiz (Planet Hollywood) (b)                                                                           43,200
                                                                                                               ---------------
                 COMPUTER SOFTWARE & SERVICES (0.0%)
       107,026   DecisionOne Corp. (b)                                                                                       0
                                                                                                               ---------------
                 CONSUMER SUNDRIES (0.0%)
        52,654   World Kitchen, Inc. (b)                                                                                     0
                                                                                                               ---------------
                 ENGINEERING & CONSTRUCTION (1.2%)
       378,900   Washington Group International, Inc.                                                               13,117,518
                                                                                                               ---------------
                 ENVIRONMENTAL SERVICES (0.0%)
        19,446   Environmental Systems Products Holdings, Inc. (b)                                                     196,794
                                                                                                               ---------------
                 FINANCE - COMMERCIAL (0.3%)
        75,161   Outsourcing Solutions, Inc.                                                                         2,893,689
                                                                                                               ---------------
                 FOREST PRODUCTS (0.1%)
       230,289   Tembec, Inc. (Canada)                                                                               1,523,944
                                                                                                               ---------------
                 HOSPITAL/NURSING MANAGEMENT (0.1%)
        54,169   Genesis Healthcare Corp.                                                                            1,647,294
                                                                                                               ---------------
                 MANAGED HEALTH CARE (0.0%)
       517,459   Interim Healthcare, Inc. (b)                                                                                0
                                                                                                               ---------------
                 MEDICAL SPECIALTIES (1.4%)
       288,565   Dade Behring Holdings, Inc.                                                                        16,078,265
                                                                                                               ---------------
                 MEDICAL/NURSING SERVICES (0.8%)
       345,296   NeighborCare, Inc.                                                                                  8,753,254
                                                                                                               ---------------
                 TELECOMMUNICATIONS (0.0%)
    11,826,532   Davel Communications, Inc.                                                                             85,151
    11,689,637   KMC Telecom, Inc. (b)                                                                                       0
                                                                                                               ---------------
                                                                                                                        85,151
                                                                                                               ---------------
                 TEXTILES (0.1%)
        61,460   London Fog (b)                                                                                        532,858
                                                                                                               ---------------
                 WIRELESS TELECOMMUNICATIONS (1.2%)
       464,735   Microcell Telecommunications, Inc. (Canada)                                                        13,111,494
                                                                                                               ---------------
                 TOTAL COMMON STOCKS
                   (COST $30,655,976)                                                                               58,145,479
                                                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                         COUPON         MATURITY
  THOUSANDS                                                                          RATE            DATE             VALUE
------------------------------------------------------------------------------------------------------------------------------
                 SENIOR NOTES (1.1%)
                 MEDICAL/NURSING SERVICES (0.3%)
$        4,433   American HomePatient, Inc. (Secured)                                   6.785%     07/01/09    $     3,421,186
           109   American HomePatient, Inc. (Unsecured)                                 8.570      07/01/09             84,218
                                                                                                               ---------------
                                                                                                                     3,505,404
                                                                                                               ---------------
                 MEDICAL SPECIALTIES (0.5%)
         4,483   Dade Behring, Inc.                                                     11.91      10/03/10          4,998,843
                                                                                                               ---------------
                 TELECOMMUNICATIONS (0.3%)
         4,773   KMC Telecom, Inc. (c)(d)                                               7.375      06/30/11          2,589,489
         2,082   KMC Telecom, Inc. (c)(d)                                               7.625      06/30/11          1,129,192
                                                                                                               ---------------
                                                                                                                     3,718,681
                                                                                                               ---------------
                 TOTAL SENIOR NOTES
                   (COST $12,593,377)                                                                               12,222,928
                                                                                                               ---------------

  NUMBER OF                                                                                       EXPIRATION
  WARRANTS                                                                                           DATE
--------------                                                                                    ----------
                 WARRANTS (b)(e) (0.0%)
                 CASINO/GAMING
         7,064   Opbiz (Planet Hollywood)
                   (COST $0)                                                                       09/01/10                  0
                                                                                                               ---------------

  PRINCIPAL
  AMOUNT IN                                                                                        MATURITY
  THOUSANDS                                                                                          DATE
--------------                                                                                    ----------
                 SHORT-TERM INVESTMENTS (3.9%)
                 COMMERCIAL PAPER (g)(h) (2.0%)
                 FINANCIAL CONGLOMERATES
        23,000   General Electric Capital Corp.
                   (COST $22,980,105)                                                    1.73      10/19/04         22,980,105
                                                                                                               ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                         COUPON         MATURITY
  THOUSANDS                                                                          RATE            DATE             VALUE
------------------------------------------------------------------------------------------------------------------------------
                 REPURCHASE AGREEMENTS (1.9%)
$        6,500   Joint Repurchase Agreement
                   (dated 09/30/04; proceeds $6,500,330) (i)
                   (COST $6,500,000)                                                     1.83%     10/01/04    $     6,500,000
        14,609   The Bank of New York (dated 09/30/04;
                   proceeds $14,609,240) (j)
                   (COST $14,608,504)                                                    1.81      10/01/04         14,608,504
                                                                                                               ---------------
                 TOTAL REPURCHASE AGREEMENTS
                   (COST $21,108,504)                                                                               21,108,504
                                                                                                               ---------------
                 TOTAL SHORT - TERM INVESTMENTS
                   (COST $44,088,609)                                                                               44,088,609
                                                                                                               ---------------
                 TOTAL INVESTMENTS
                   (COST $1,082,072,865) (k)                                                         98.6%       1,101,026,994
                 OTHER ASSETS IN EXCESS OF LIABILITIES                                                1.4           15,231,409
                                                                                                    -----      ---------------
                 NET ASSETS                                                                         100.0%     $ 1,116,258,403
                                                                                                    =====      ===============

----------
   (a) FLOATING RATE SECURITIES. INTEREST RATES SHOWN ARE THOSE IN EFFECT AT SEPTEMBER 30, 2004.
   (b)  VALUED USING FAIR VALUE PROCEDURES - TOTAL AGGREGATE VALUE IS
        $1,453,226.
   (c)  NON-INCOME PRODUCING SECURITY; LOAN OR NOTE IN DEFAULT.
   (d)  PAYMENT-IN-KIND SECURITY.
   (e)  NON-INCOME PRODUCING SECURITIES.
   (f)  ISSUER IS RESTRUCTURING LOAN.
   (g) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (h) THIS SECURITY HAS BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH UNFUNDED LOAN COMMITMENTS.
   (i)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (j) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. 1.813% DUE 10/01/04 VALUED AT $14,900,674.
   (k) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $1,081,184,641. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $43,684,828 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $23,842,475, RESULTING IN NET UNREALIZED APPRECIATION OF $19,842,353.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY PRIME INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004

ASSETS:
Investments in securities, at value
 (cost $1,082,072,865)                                              $   1,101,026,994
Cash (including $750,000 segregated
 in connection with unfunded
 loan commitments)                                                          2,351,337
Receivable for:
 Investments sold                                                          10,470,939
 Interest                                                                   4,082,201
 Shares of beneficial interest sold                                           880,132
Prepaid expenses and other assets                                             660,752
                                                                    -----------------
    TOTAL ASSETS                                                        1,119,472,355
                                                                    -----------------
LIABILITIES:
Payable for:
 Investments purchased                                                        888,313
 Investment advisory fee                                                      814,304
 Administration fee                                                           233,474
 Dividends to shareholders                                                    214,514
Accrued expenses and other payables                                           720,502
Deferred loan fees                                                            342,845
Commitments and contingencies
 (Notes 6 and 8)                                                                    0
                                                                    -----------------
    TOTAL LIABILITIES                                                       3,213,952
                                                                    -----------------
    NET ASSETS                                                      $   1,116,258,403
                                                                    -----------------
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                     $   1,490,665,669
Net unrealized appreciation                                                18,954,129
Accumulated undistributed net
 investment income                                                          2,542,599
Accumulated net realized loss                                            (395,903,994)
                                                                    -----------------
    NET ASSETS                                                      $   1,116,258,403
                                                                    =================
    NET ASSET VALUE PER SHARE,
        123,800,578 shares outstanding
        (unlimited shares authorized of
        $.01 par value)                                             $            9.02
                                                                    =================

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

NET INVESTMENT INCOME:
INCOME
Interest                                                            $      54,462,167
Amendment and other loan fees                                               4,887,994
Dividends                                                                     270,909
                                                                    -----------------
    TOTAL INCOME                                                           59,621,070
                                                                    -----------------
EXPENSES
Investment management fee                                                  10,219,200
Administration fee                                                          2,932,118
Professional fees                                                             934,556
Transfer agent fees and expenses                                              613,517
Shareholder reports and notices                                               356,827
Registration fees                                                             237,210
Custodian fees                                                                 56,142
Trustees' fees and expenses                                                    24,025
Other                                                                         128,638
                                                                    -----------------
    TOTAL EXPENSES                                                         15,502,233
Less: expense offset                                                          (24,481)
                                                                    -----------------
    NET EXPENSES                                                           15,477,752
                                                                    -----------------
    NET INVESTMENT INCOME                                                  44,143,318
                                                                    -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss                                                          (1,304,193)
Net change in unrealized depreciation                                      65,142,684
                                                                    -----------------
    NET GAIN                                                               63,838,491
                                                                    -----------------
NET INCREASE                                                        $     107,981,809
                                                                    =================

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                       FOR THE YEAR          FOR THE YEAR
                                                                          ENDED                 ENDED
                                                                    SEPTEMBER 30, 2004    SEPTEMBER 30, 2003
                                                                    ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                               $       44,143,318    $       55,387,028
Net realized loss                                                           (1,304,193)         (128,972,913)
Net change in unrealized depreciation                                       65,142,684           215,489,199
                                                                    ------------------    ------------------
    NET INCREASE                                                           107,981,809           141,903,314

Dividends to shareholders from net investment income                       (50,367,369)          (57,986,988)

Net decrease from transactions in shares of beneficial interest           (107,168,737)         (296,593,267)
                                                                    ------------------    ------------------

    NET DECREASE                                                           (49,554,297)         (212,676,941)

NET ASSETS:
Beginning of period                                                      1,165,812,700         1,378,489,641
                                                                    ------------------    ------------------

END OF PERIOD
(INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME OF
$2,542,599 AND $10,129,117, RESPECTIVELY)                           $    1,116,258,403    $    1,165,812,700
                                                                    ==================    ==================

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets from operations                                           $     107,981,809
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
    Purchases of investments                                                            (1,060,070,117)
    Principal repayments/sales of investments                                            1,191,703,756
    Net purchases of short-term investments                                                (15,925,592)
    Decrease in receivables and other assets related to operations                             436,956
    Decrease in payables related to operations                                                 (39,137)
    Net loan fees received                                                                   2,316,511
    Amortization of loan fees received                                                      (3,621,200)
    Accretion of discounts                                                                    (540,921)
    Net realized loss on investments                                                         1,304,193
    Net change in unrealized depreciation on investments                                   (65,142,684)
    Transfer of cash to segregated account                                                    (750,000)
                                                                                     -----------------

    NET CASH PROVIDED BY OPERATING ACTIVITES                                               157,653,574
                                                                                     -----------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
Shares of beneficial interest sold                                                         103,406,753
Shares tendered                                                                           (232,387,373)
Dividends from net investment income (net of reinvested dividends of $21,385,565)          (29,588,391)
                                                                                     -----------------

    NET CASH USED FOR FINANCING ACTIVITIES                                                (158,569,011)
                                                                                     -----------------

NET DECREASE IN CASH                                                                          (915,437)

CASH BALANCE AT BEGINNING OF YEAR                                                            2,516,774
                                                                                     -----------------

CASH BALANCE AT END OF YEAR                                                          $       1,601,337
                                                                                     =================

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2004

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Prime Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income consistent with the preservation of capital. The Trust was organized as a Massachusetts business trust on August 17, 1989 and commenced operations on November 30, 1989.

The Trust offers and sells its shares to the public on a continuous basis. The Trustees intend, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its outstanding shares of beneficial interest at the then current net asset value of such shares.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) Certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (2) Senior Loans for which quotations are unavailable are value based on prices received from an independent pricing service that are calculated pursuant to a derived pricing methodology. The derived pricing methodology calculates a price for a Senior Loan by incorporating certain market information, including a Senior Loan's credit rating and interest rate, and comparing such information to Senior Loans in similar industries for which market information is available; (3) all other Senior Loans are valued at their fair value in accordance with procedures established in good faith by the Trustees; (4) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price;
(5) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (6) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (7) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Advisor") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected. When the Trust buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Trust accrues the commitment fee over the expected term of the loan. When the Trust sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned.

C. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. SENIOR LOANS -- The Trust invests primarily in Senior Loans to Borrowers. Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

Some of the Trust's Senior Loans are "Revolver Loans." For these loans, the Trust commits to provide funding up to the face amount of the loan. The amount drawn down by the borrower may vary during the term of the loan.

E. FEDERAL INCOME TAX POLICY -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Advisor"), the Trust pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.90% to the portion of the daily net assets not exceeding $500 million; 0.85% to the portion of the daily net assets exceeding $500 million but not exceeding $1.5 billion; 0.825% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.80% to the portion of daily net assets exceeding $2.5 billion, but not exceeding $3 billion; and 0.775% to the portion of daily net assets in excess of $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Advisor, the Trust pays an administration fee, calculated daily and payable monthly, by applying the annual rate of 0.25% to the Trust's daily net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/principal repayments of portfolio securities, excluding short-term investments, for the year ended September 30, 2004, aggregated $1,053,728,733 and $1,186,842,208 respectively.

Shares of the Trust are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Advisor and Administrator. Pursuant to a Distribution Agreement between the Trust, the Investment Advisor and the Distributor, the Investment Advisor compensates the Distributor at an annual rate of 2.75% of the purchase price of shares purchased from the Trust. The Investment Advisor will compensate the Distributor at an annual rate of 0.10% of the value of shares sold for any shares that remain outstanding after one year from the date of their initial purchase. Any early withdrawal charge to defray distribution expenses will be charged to the shareholder in connection with shares held for four years or less which are accepted by the Trust for repurchase pursuant to tender offers. For the year ended September 30, 2004, the Investment Advisor has informed the Trust that it received $620,000 in early withdrawal charges.

Morgan Stanley Trust, an affiliate of the Investment Advisor, Administrator and Distributor, is the Trust's transfer agent. At September 30, 2004, the Trust had transfer agent fees and expenses payable of approximately $10,200.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the year ended September 30, 2004 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,249. At September 30, 2004, the Trust had an accrued pension liability of $59,640 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Effective April 1, 2004, the Trust began an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                  SHARES            AMOUNT
                                                               ------------    ----------------
Balance, September 30, 2002                                     172,189,710    $  1,894,698,153
Shares sold                                                       5,244,992          43,629,928
Shares issued to shareholders for reinvestment of dividends       2,916,298          23,799,631
Shares tendered (four quarterly tender offers)                  (44,607,234)       (364,022,826)
Reclassification due to permanent book/tax differences                   --            (270,480)
                                                               ------------    ----------------
Balance, September 30, 2003                                     135,743,766       1,597,834,406
Shares sold                                                      11,663,401         103,833,071
Shares issued to shareholders for reinvestment of dividends       2,404,669          21,385,565
Shares tendered (four quarterly tender offers)                  (26,011,258)       (232,387,373)
                                                               ------------    ----------------
Balance, September 30, 2004                                     123,800,578    $  1,490,665,669
                                                               ============    ================

On October 28, 2004, the Trustees approved a tender offer to purchase up to 50 million shares of beneficial interest to commence on November 24, 2004.

5. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

6. COMMITMENTS AND CONTINGENCIES

As of September 30, 2004, the Trust had unfunded loan commitments pursuant to the following loan agreements:

                                                                 UNFUNDED
BORROWER                                                        COMMITMENT
--------                                                       ------------
BCP Crystal Holdings (Celenase AG)                             $    930,553
Centennial Cellular Operating Co.                                 2,250,000
El Paso Corp.                                                     5,000,000
Federal Mogul Corp.                                                 514,987
General Nutrition Centers, Inc.                                   3,000,000
NexPak Corp.                                                        392,000
Outsourcing Solutions, Inc.                                         173,591
Venetian Casino Resort, LLC                                      10,636,364
                                                               ------------
                                                               $ 22,897,495
                                                               ============

The total value of the security segregated for unfunded loan commitments was $22,980,105 plus cash of $750,000.

7. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                              FOR THE YEAR         FOR THE YEAR
                                                 ENDED                ENDED
                                           SEPTEMBER 30, 2004   SEPTEMBER 30, 2003
                                           ------------------   ------------------
Ordinary income                              $   50,973,956       $   57,853,501
                                             ==============       ==============

As of September 30, 2004, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income                $      762,537
Undistributed long-term gains                            --
                                             --------------
Net accumulated earnings                            762,537
Capital loss carryforward*                     (390,924,930)
Post-October losses                              (4,665,383)
Temporary differences                               578,157
Net unrealized appreciation                      19,842,353
                                             --------------
Total accumulated losses                     $ (374,407,266)
                                             ==============

* As of September 30, 2004, the Trust had a net capital loss carryforward of $390,924,930 of which $7,660,498 will expire on September 30, 2007, $5,233,092 will expire on September 30, 2009, $60,112,113 will expire on September 30, 2010, $206,184,990 will expire on September 30, 2011 and $111,734,237 will expire on September 30, 2012 to offset future capital gains to the extent provided by regulations.

As of September 30, 2004, the Trust had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Trust's next taxable year) and tax adjustments and book amortization of discounts on revolver loans and term loans held by the Trust and permanent book/tax differences attributable to tax adjustments on revolver loans sold by the Trust. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged and accumulated net realized loss was credited $1,362,467.

8. LEGAL MATTERS

On November 14, 2001, an alleged class action lawsuit was filed on behalf of certain investors in Morgan Stanley Prime Income Trust alleging that, during the period from November 1, 1998 through April 26, 2001, the Trust, its investment advisor and a related entity, its administrator, certain of its officers, and certain of its Trustees violated certain provisions of the Securities Act of 1933 and common law by allegedly misstating the Trust's net asset value in its prospectus, registration statement and financial reports. On November 8, 2002, the court denied defendants' motion to dismiss the complaint. Each of the defendants believes the lawsuit to be without merit and intends to vigorously contest the action. No provision has been made in the Trust's financial statements for the effect, if any, of such matters. On October 15, 2004 the parties entered into a Stipulation of Settlement to resolve the matter. Pursuant to the Stipulation of Settlement, the lead Plaintiff will file a notice (i) seeking preliminary approval of the Settlement Order, (ii) directing dissemination of a notice to the Class and (iii) requesting a fairness hearing.

The Investment Manager, certain affiliates of the Investment Manager, certain officers of such affiliates and certain investment companies advised by the Investment Manager or its affiliates, including the Trust, are named as defendants in a number of similar class action complaints which were recently consolidated. This consolidated action also names as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint generally alleges that defendants, including the Trust, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Manager and certain affiliates of the Investment Manager allegedly offered economic incentives to brokers and others to recommend the funds advised by the Investment Manager or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Investment Manager or its affiliates, including the Trust, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants have moved to dismiss the action and intend to otherwise vigorously defend it. While the Trust believes that it has meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of the litigation, and no provision has been made in the Trust's financial statements for the effect, if any, of this matter.

MORGAN STANLEY PRIME INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                  FOR THE YEAR ENDED SEPTEMBER 30,
                             ---------------------------------------------------------------------------------------------------
                              2004      2003        2002      2001      2000      1999      1998      1997      1996      1995
                             -------   -------     -------   -------   -------   -------   -------   -------   -------   -------
SELECTED PER SHARE DATA:
Net asset value,
 beginning of period         $  8.59   $  8.01     $  8.62   $  9.72   $  9.87   $  9.91   $  9.95   $  9.94   $  9.99   $ 10.00
                             -------   -------     -------   -------   -------   -------   -------   -------   -------   -------
Income (loss) from
 investment operations:
 Net investment income          0.34      0.38        0.45      0.69      0.82      0.70      0.71      0.75      0.74      0.82
 Net realized and
  unrealized gain (loss)        0.47      0.58       (0.64)    (1.11)    (0.16)    (0.05)    (0.03)        -     (0.04)     0.01
                             -------   -------     -------   -------   -------   -------   -------   -------   -------   -------
Total income (loss) from
 investment operations          0.81      0.96       (0.19)    (0.42)     0.66      0.65      0.68      0.75      0.70      0.83
                             -------   -------     -------   -------   -------   -------   -------   -------   -------   -------
Less dividends and
 distributions from:
 Net investment income         (0.38)    (0.38)      (0.42)    (0.68)    (0.81)    (0.69)    (0.72)    (0.74)    (0.75)    (0.81)
 Net realized gain                 -         -           -         -         -         -         -         -         -     (0.03)
                             -------   -------     -------   -------   -------   -------   -------   -------   -------   -------
Total dividends and
 distributions                 (0.38)    (0.38)      (0.42)    (0.68)    (0.81)    (0.69)    (0.72)    (0.74)    (0.75)    (0.84)
                             -------   -------     -------   -------   -------   -------   -------   -------   -------   -------
Net asset value,
 end of period               $  9.02   $  8.59     $  8.01   $  8.62   $  9.72   $  9.87   $  9.91   $  9.95   $  9.94   $  9.99
                             =======   =======     =======   =======   =======   =======   =======   =======   =======   =======
TOTAL RETURN+                   9.65%    12.31%      (2.30)%   (4.54)%    6.87%     6.72%     7.14%     7.78%     7.25%     8.57%
RATIOS TO AVERAGE NET
ASSETS:
Expenses                        1.32%     1.36%(1)    1.29%     1.20%     1.21%     1.22%     1.29%     1.40%     1.46%     1.52%
Net investment income           3.75%     4.45%       5.15%     7.53%     8.26%     7.02%     7.17%     7.53%     7.50%     8.11%
SUPPLEMENTAL DATA:
Net assets, end of period,
 in millions                 $ 1,116   $ 1,166     $ 1,378   $ 2,195   $ 2,884   $ 2,514   $ 1,997   $ 1,345   $   939   $   521
Portfolio turnover rate           94%       49%         27%       29%       45%       44%       68%       86%       72%      102%

 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
    DIVIDENDS AND DISTRIBUTIONS ARE ASSUMED TO BE REINVESTED AT THE PRICES OBTAINED UNDER THE TRUST'S DIVIDEND REINVESTMENT PLAN.
(1) DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY PRIME INCOME TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY PRIME INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Prime Income Trust (the "Trust"), including the portfolio of investments, as of September 30, 2004, and the related statements of operations and cash flow for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Prime Income Trust as of September 30, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
NEW YORK, NEW YORK
NOVEMBER 19, 2004

MORGAN STANLEY PRIME INCOME TRUST
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                             TERM OF                                        IN FUND
                              POSITION(S)   OFFICE AND                                      COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION(S) DURING    OVERSEEN      OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE        REGISTRANT   TIME SERVED*          PAST 5 YEARS**          BY TRUSTEE***         BY TRUSTEE
----------------------------  -----------  ------------  ------------------------------  -------------  --------------------------
Michael Bozic (63)            Trustee      Since         Private Investor; Director or   208            Director of Weirton Steel
c/o Kramer Levin Naftalis &                April 1994    Trustee of the Retail Funds                    Corporation.
Frankel LLP                                              (since April 1994) and the
Counsel to the Independent                               Institutional Funds (since
Trustees                                                 July 2003); formerly Vice
919 Third Avenue                                         Chairman of Kmart Corporation
New York, NY                                             (December 1998-October 2000),
                                                         Chairman and Chief Executive
                                                         Officer of Levitz Furniture
                                                         Corporation (November
                                                         1995-November 1998) and
                                                         President and Chief Executive
                                                         Officer of Hills Department
                                                         Stores (May 1991-July 1995);
                                                         formerly variously Chairman,
                                                         Chief Executive Officer,
                                                         President and Chief Operating
                                                         Officer (1987-1991) of the
                                                         Sears Merchandise Group of
                                                         Sears, Roebuck & Co.

Edwin J. Garn (71)            Trustee      Since         Managing Director of Summit     208            Director of Franklin Covey
c/o Summit Ventures LLC                    January 1993  Ventures LLC; Director or                      (time management systems),
1 Utah Center                                            Trustee of the Retail Funds                    BMW Bank of North America,
201 S. Main Street                                       (since January 1993) and the                   Inc. (industrial loan
Salt Lake City, UT                                       Institutional Funds (since                     corporation), United Space
                                                         July 2003); member of the Utah                 Alliance (joint venture
                                                         Regional Advisory Board of                     between Lockheed Martin
                                                         Pacific Corp.; formerly United                 and the Boeing Company)
                                                         States Senator (R-Utah)                        and Nuskin Asia Pacific
                                                         (1974-1992) and Chairman,                      (multilevel marketing);
                                                         Senate Banking Committee                       member of the board of
                                                         (1980-1986), Mayor of Salt                     various civic and
                                                         Lake City, Utah (1971-1974),                   charitable organizations.
                                                         Astronaut, Space Shuttle
                                                         Discovery (April 12-19, 1985),
                                                         and Vice Chairman, Huntsman
                                                         Corporation (chemical
                                                         company).

Wayne E. Hedien (70)          Trustee      Since         Retired; Director or Trustee    208            Director of The PMI Group
c/o Kramer Levin Naftalis &                September     of the Retail Funds (since                     Inc. (private mortgage
Frankel LLP                                1997          September 1997) and the                        insurance); Trustee and
Counsel to the Independent                               Institutional Funds (since                     Vice Chairman of The Field
Trustees                                                 July 2003); formerly                           Museum of Natural History;
919 Third Avenue                                         associated with the Allstate                   director of various other
New York, NY                                             Companies (1966-1994), most                    business and charitable
                                                         recently as Chairman of The                    organizations.
                                                         Allstate Corporation (March
                                                         1993-December 1994) and
                                                         Chairman and Chief Executive
                                                         Officer of its wholly-owned
                                                         subsidiary, Allstate Insurance
                                                         Company (July 1989-December
                                                         1994).

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                             TERM OF                                        IN FUND
                              POSITION(S)   OFFICE AND                                      COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION(S) DURING    OVERSEEN      OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE        REGISTRANT   TIME SERVED*          PAST 5 YEARS**          BY TRUSTEE***         BY TRUSTEE
----------------------------  -----------  ------------  ------------------------------  -------------  --------------------------
Dr. Manuel H. Johnson (55)    Trustee      Since         Senior Partner, Johnson Smick   208            Director of NVR, Inc.
c/o Johnson Smick                          July 1991     International, Inc., a                         (home construction);
International, Inc.                                      consulting firm; Chairman of                   Chairman and Trustee of
2099 Pennsylvania Avenue, N.W.                           the Audit Committee and                        the Financial Accounting
Suite 950                                                Director or Trustee of the                     Foundation (oversight
Washington, D.C.                                         Retail Funds (since July 1991)                 organization of the
                                                         and the Institutional Funds                    Financial Accounting
                                                         (since July 2003); Co-Chairman                 Standards Board); Director
                                                         and a founder of the Group of                  of RBS Greenwich Capital
                                                         Seven Council (G7C), an                        Holdings (financial
                                                         international economic                         holding company).
                                                         commission; formerly Vice
                                                         Chairman of the Board of
                                                         Governors of the Federal
                                                         Reserve System and Assistant
                                                         Secretary of the U.S.
                                                         Treasury.

Joseph J. Kearns (62)         Trustee      Since         President, Kearns & Associates  209            Director of Electro Rent
PMB754                                     July 2003     LLC (investment consulting);                   Corporation (equipment
23852 Pacific Coast Highway                              Deputy Chairman of the Audit                   leasing), The Ford Family
Malibu, CA                                               Committee and Director or                      Foundation, and the UCLA
                                                         Trustee of the Retail Funds                    Foundation.
                                                         (since July 2003) and the
                                                         Institutional Funds (since
                                                         August 1994); previously
                                                         Chairman of the Audit
                                                         Committee of the Institutional
                                                         Funds (October 2001-July
                                                         2003); formerly CFO of the
                                                         J. Paul Getty Trust.

Michael E. Nugent (68)        Trustee      Since         General Partner of Triumph      208            Director of various
c/o Triumph Capital, L.P.                  July 1991     Capital, L.P., a private                       business organizations.
445 Park Avenue                                          investment partnership;
New York, NY                                             Chairman of the Insurance
                                                         Committee and Director or
                                                         Trustee of the Retail Funds
                                                         (since July 1991) and the
                                                         Institutional Funds (since
                                                         July 2001); formerly Vice
                                                         President, Bankers Trust
                                                         Company and BT Capital
                                                         Corporation (1984-1988).

Fergus Reid (72)              Trustee      Since         Chairman of Lumelite Plastics   209            Trustee and Director of
c/o Lumelite Plastics                      July 2003     Corporation; Chairman of the                   certain investment
Corporation                                              Governance Committee and                       companies in the JPMorgan
85 Charles Colman Blvd.                                  Director or Trustee of the                     Funds complex managed by
Pawling, NY                                              Retail Funds (since July 2003)                 J.P. Morgan Investment
                                                         and the Institutional Funds                    Management Inc.
                                                         (since June 1992).

INTERESTED TRUSTEES:

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                             TERM OF                                        IN FUND
                              POSITION(S)   OFFICE AND                                      COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION(S) DURING    OVERSEEN      OTHER DIRECTORSHIPS HELD
   INTERESTED TRUSTEE         REGISTRANT   TIME SERVED*          PAST 5 YEARS**          BY TRUSTEE***         BY TRUSTEE
----------------------------  -----------  ------------  ------------------------------  -------------  --------------------------
Charles A. Fiumefreddo (71)   Chairman of  Since         Chairman and Director or        208            None
c/o Morgan Stanley Trust      the Board    July 1991     Trustee of the Retail Funds
Harborside Financial Center,  and Trustee                (since July 1991) and the
Plaza Two,                                               Institutional Funds (since
Jersey City, NJ                                          July 2003); formerly Chief
                                                         Executive Officer of the
                                                         Retail Funds (until September
                                                         2002).

James F. Higgins (56)         Trustee      Since         Director or Trustee of the      208            Director of AXA Financial,
c/o Morgan Stanley Trust                   June 2000     Retail Funds (since June 2000)                 Inc. and The Equitable
Harborside Financial Center,                             and the Institutional Funds                    Life Assurance Society of
Plaza Two,                                               (since July 2003); Senior                      the United States
Jersey City, NJ                                          Advisor of Morgan Stanley                      (financial services).
                                                         (since August 2000); Director
                                                         of the Distributor and Dean
                                                         Witter Realty Inc.; previously
                                                         President and Chief Operating
                                                         Officer of the Private Client
                                                         Group of Morgan Stanley (May
                                                         1999-August 2000), and
                                                         President and Chief Operating
                                                         Officer of Individual
                                                         Securities of Morgan Stanley
                                                         (February 1997-May 1999).

----------
    * THIS IS THE EARLIEST DATE THE TRUSTEE BEGAN SERVING THE FUNDS ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. (THE "INVESTMENT MANAGER ") (THE "RETAIL FUNDS ").
   ** THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICES AS DIRECTOR/TRUSTEE FOR THE RETAIL FUNDS AND THE FUNDS ADVISED BY MORGAN STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY AIP GP LP (THE "INSTITUTIONAL FUNDS") REFLECT THE EARLIEST DATE THE DIRECTOR/TRUSTEE BEGAN SERVING THE RETAIL OR INSTITUTIONAL FUNDS AS APPLICABLE.
 *** THE FUND COMPLEX INCLUDES ALL OPEN-END AND CLOSED-END FUNDS (INCLUDING ALL OF THEIR PORTFOLIOS) ADVISED BY THE INVESTMENT MANAGER AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISOR THAT IS AN AFFILIATED PERSON OF THE INVESTMENT MANAGER (INCLUDING BUT NOT LIMITED TO MORGAN STANLEY INVESTMENT MANAGEMENT INC.).

OFFICERS:

                                                 TERM OF
                                POSITION(S)     OFFICE AND
 NAME, AGE AND ADDRESS OF        HELD WITH      LENGTH OF
    EXECUTIVE OFFICER           REGISTRANT      TIME SERVED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
----------------------------  ---------------  ---------------  ---------------------------------------------------------------
Mitchell M. Merin (51)        President        Since May 1999   President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                     Investment Management Inc.; President, Director and Chief
New York, NY                                                    Executive Officer of the Investment Manager and Morgan
                                                                Stanley Services; Chairman and Director of the Distributor;
                                                                Chairman and Director of the Transfer Agent; Director of
                                                                various Morgan Stanley subsidiaries; President of the
                                                                Institutional Funds (since July 2003) and President of the
                                                                Retail Funds (since May 1999); Trustee (since July 2003) and
                                                                President (since December 2002) of the Van Kampen Closed-End
                                                                Funds; Trustee (since May 1999) and President (since October
                                                                2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (65)        Executive Vice   Since            Principal Executive Officer-Office of the Funds (since
1221 Avenue of the Americas   President and    April 2003       November 2003); Managing Director of Morgan Stanley & Co.
New York, NY                  Principal                         Incorporated, Managing Director of Morgan Stanley; Managing
                              Executive                         Director, Chief Administrative Officer and Director of the
                              Officer                           Investment Manager and Morgan Stanley Services; Chief
                                                                Executive Officer and Director of the Transfer Agent;
                                                                Managing Director and Director of the Distributor; Executive
                                                                Vice President and Principal Executive Officer of the
                                                                Institutional Funds (since July 2003) and the Retail Funds
                                                                (since April 2003); Director of Morgan Stanley SICAV (since
                                                                May 2004); previously President and Director of the Retail
                                                                Funds (March 2001-July 2003) and Chief Global Operations
                                                                Officer and Managing Director of Morgan Stanley Investment
                                                                Management Inc.

Joseph J. McAlinden (61)      Vice President   Since July 1995  Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                     Investment Manager and Morgan Stanley Investment Management
New York, NY                                                    Inc., Director of the Transfer Agent, Chief Investment
                                                                Officer of the Van Kampen Funds; Vice President of the
                                                                Institutional Funds (since July 2003) and the Retail Funds
                                                                (since July 1995).

Barry Fink (49)               Vice President   Since            General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas                    February 1997    (since December 2000) of Morgan Stanley Investment
New York, NY                                                    Management; Managing Director (since December 2000),
                                                                Secretary (since February 1997) and Director (since July
                                                                1998) of the Investment Manager and Morgan Stanley Services;
                                                                Vice President of the Retail Funds; Assistant Secretary of
                                                                Morgan Stanley DW; Vice President of the Institutional Funds
                                                                (since July 2003); Managing Director, Secretary and Director of the Distributor; previously Secretary (February 1997-
                                                                July 2003) and General Counsel (February 1997-April 2004) of
                                                                the Retail Funds; Vice President and Assistant General
                                                                Counsel of the Investment Manager and Morgan Stanley
                                                                Services (February 1997-December 2001).

Amy R. Doberman (42)          Vice President   Since July 2004  Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                     Management; Managing Director of Morgan Stanley Investment
New York, NY                                                    Management Inc. and the Investment Manager, Vice President
                                                                of the Institutional and Retail Funds (since July 2004);
                                                                previously, Managing Director and General Counsel -
                                                                Americas, UBS Global Asset Management (July 2000-July 2004)
                                                                and General Counsel, Aeltus Investment Management, Inc.
                                                                (January 1997-July 2000).

Stefanie V. Chang (37)        Vice President   Since July 2003  Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                                     Morgan Stanley Investment Management Inc., and the
New York, NY                                                    Investment Manager; Vice President of the Institutional
                                                                Funds (since December 1997) and the Retail Funds (since July
                                                                2003); formerly practiced law with the New York law firm of
                                                                Rogers & Wells (now Clifford Chance US LLP).

                                                 TERM OF
                                POSITION(S)     OFFICE AND
 NAME, AGE AND ADDRESS OF        HELD WITH      LENGTH OF
    EXECUTIVE OFFICER           REGISTRANT      TIME SERVED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
----------------------------  ---------------  ---------------  ---------------------------------------------------------------
Francis J. Smith (39)         Treasurer and    Treasurer since  Executive Director of the Investment Manager and Morgan
c/o Morgan Stanley Trust      Chief Financial  July 2003 and    Stanley Services (since December 2001); previously, Vice
Harborside Financial Center,  Officer          Chief Financial  President of the Retail Funds (September 2002-July 2003),
Plaza Two,                                     Officer since    and Vice President of the Investment Manager and Morgan
Jersey City, NJ                                September 2002   Stanley Services (August 2000-November 2001) and Senior
                                                                Manager at PricewaterhouseCoopers LLP (January 1998-August
                                                                2000).

Thomas F. Caloia (58)         Vice President   Since July 2003  Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                        Treasurer of the Investment Manager, the Distributor and
Harborside Financial Center,                                    Morgan Stanley Services; previously Treasurer of the Retail
Plaza Two,                                                      Funds (April 1989-July 2003); formerly First Vice President
Jersey City, NJ                                                 of the Investment Manager, the Distributor and Morgan
                                                                Stanley Services.

Mary E. Mullin (37)           Secretary        Since July 2003  Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                                     Morgan Stanley Investment Management Inc. and the Investment
New York, NY                                                    Manager; Secretary of the Institutional Funds (since June
                                                                1999) and the Retail Funds (since July 2003); formerly
                                                                practiced law with the New York law firms of McDermott, Will
                                                                & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

----------
  *  THIS IS THE EARLIEST DATE THE OFFICER BEGAN SERVING THE RETAIL FUNDS.
     EACH OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
 ** THE DATES REFERENCED BELOW INDICATING COMMENCEMENT OF SERVICE AS AN OFFICER FOR THE RETAIL AND INSTITUTIONAL FUNDS REFLECT THE EARLIEST DATE THE OFFICER BEGAN SERVING THE RETAIL OR INSTITUTIONAL FUNDS AS APPLICABLE.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Mitchell M. Merin
PRESIDENT

Ronald E. Robison
EXECUTIVE VICE PRESIDENT and PRINCIPAL EXECUTIVE OFFICER

Joseph J. McAlinden
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Amy R. Doberman
VICE PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

Francis J. Smith
TREASURER and CHIEF FINANCIAL OFFICER

Thomas F. Caloia
VICE PRESIDENT

Mary E. Mullin
SECRETARY

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISOR
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Trust. For more detailed information about the Trust, its fees and expenses and other pertinent information, please read its Prospectus. The Trust's Statement of Additional Information contains additional information about the Trust, including its trustees. It is available, without charge, by calling
(800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2004 Morgan Stanley

38567RPT-RA04-00763P-Y09/04

[MORGAN STANLEY LOGO]

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS


                                                                  MORGAN STANLEY
                                                              PRIME INCOME TRUST


                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 2004

[MORGAN STANLEY LOGO]

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c) The Trust has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund.":

"Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly)."

(d)  Not applicable.

(e)  Not applicable.

(f)

     (1)  The Trust's Code of Ethics is attached hereto as Exhibit A.

     (2)  Not applicable.

     (3)  Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

   2004

                                         REGISTRANT       COVERED ENTITIES(1)
          AUDIT FEES                     $   67,991                       N/A

          NON-AUDIT FEES
              AUDIT-RELATED FEES         $      452(2)    $         5,067,400(2)
              TAX FEES                   $    5,139(3)    $           545,053(4)
              ALL OTHER FEES             $        -       $                 -
          TOTAL NON-AUDIT FEES           $    5,591       $         5,612,453

          TOTAL                          $   73,582       $         5,612,453

   2003

                                         REGISTRANT       COVERED ENTITIES(1)
          AUDIT FEES                     $   64,429                       N/A

          NON-AUDIT FEES
              AUDIT-RELATED FEES         $      684(2)    $         1,086,576(2)
              TAX FEES                   $    5,349(3)    $           252,500(4)
              ALL OTHER FEES             $        -       $                 -(5)
          TOTAL NON-AUDIT FEES           $    6,033       $         1,339,076

          TOTAL                          $   70,462       $         1,339,076

          N/A- Not applicable, as not required by Item 4.

          (1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
          (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
          (3) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns.
          (4) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.
          (5) All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                                                      APPENDIX A

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                     AS ADOPTED AND AMENDED JULY 23, 2004,(1)

  1. STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("GENERAL PRE-APPROVAL"); or require the specific pre-approval of the Audit Committee or its delegate ("SPECIFIC PRE-APPROVAL"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

----------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "POLICY"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

  2. DELEGATION

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

  3. AUDIT SERVICES

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

  4. AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

  5. TAX SERVICES

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

  6. ALL OTHER SERVICES

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

  7. PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

  8. PROCEDURES

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

  9. ADDITIONAL REQUIREMENTS

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

  10. COVERED ENTITIES

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

      MORGAN STANLEY RETAIL FUNDS
      Morgan Stanley Investment Advisors Inc.
      Morgan Stanley & Co. Incorporated
      Morgan Stanley DW Inc.
      Morgan Stanley Investment Management Inc.
      Morgan Stanley Investment Management Limited
      Morgan Stanley Investment Management Private Limited
      Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
      Van Kampen Asset Management
      Morgan Stanley Services Company, Inc.
      Morgan Stanley Distributors Inc.
      Morgan Stanley Trust FSB

      MORGAN STANLEY INSTITUTIONAL FUNDS
      Morgan Stanley Investment Management Inc.
      Morgan Stanley Investment Advisors Inc.
      Morgan Stanley Investment Management Limited
      Morgan Stanley Investment Management Private Limited
      Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
      Morgan Stanley & Co. Incorporated
      Morgan Stanley Distribution, Inc.
      Morgan Stanley AIP GP LP
      Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid.

(b) Not applicable.

Item 6.

See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust's and its Investment Advisor's Proxy Voting Policies and Procedures are as follows:


                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

INTRODUCTION - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

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PROXY RESEARCH SERVICES - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

VOTING PROXIES FOR CERTAIN NON-US COMPANIES - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A.   MANAGEMENT PROPOSALS

1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

     -    Selection or ratification of auditors.

     -    Approval of financial statements, director and auditor reports.

     -    Election of Directors.

     - Limiting Directors' liability and broadening indemnification of Directors.

     - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

     - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

     - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

     -    General updating/corrective amendments to the charter.

     -    Elimination of cumulative voting.

     -    Elimination of preemptive rights.

     - Provisions for confidential voting and independent tabulation of voting results.

     - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

     CAPITALIZATION CHANGES

     - Capitalization changes that eliminate other classes of stock and voting rights.

     - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

     - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

     -    Proposals for share repurchase plans.

     - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

     -    Proposals to effect stock splits.

     - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     COMPENSATION

     - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

     - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

     - Establishment of Employee Stock Option Plans and other employee ownership plans.

     ANTI-TAKEOVER MATTERS

     - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

     - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted AGAINST (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

     - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

     - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

     -    Creation of "blank check" preferred stock.

     -    Changes in capitalization by 100% or more.

     - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

     - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

     -    Proposals to indemnify auditors.

4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

     CORPORATE TRANSACTIONS

     - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

     - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

     - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

          (i)    Whether the stock option plan is incentive based;

          (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

          (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

     ANTI-TAKEOVER PROVISIONS

     -    Proposals requiring shareholder ratification of poison pills.

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.   SHAREHOLDER PROPOSALS

     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

          -    Requiring auditors to attend the annual meeting of shareholders.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

          -    Confidential voting.

          -    Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          -    Proposals that limit tenure of directors.

          -    Proposals to limit golden parachutes.

          - Proposals requiring directors to own large amounts of stock to be eligible for election.

          -    Restoring cumulative voting in the election of directors.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          - Proposals that limit retirement benefits or executive compensation.

          -    Requiring shareholder approval for bylaw or charter amendments.

          - Requiring shareholder approval for shareholder rights plan or poison pill.

          -    Requiring shareholder approval of golden parachutes.

          -    Elimination of certain anti-takeover related provisions.

          -    Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

          - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

          - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          - Proposals that require inappropriate endorsements or corporate actions.

IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.   PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

               (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

Item 8. Closed-End Fund Repurchases

NONE

Item 9. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 10 - Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Prime Income Trust

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
November 19, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
November 19, 2004

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 19, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Prime Income Trust

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
January 3, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
January 3, 2005

/s/ Francis Smith
Francis Smith
Principal Financial Officer
January 3, 2005